Assets and liabilities included in disposal group classified as held for sale	6 Months Ended
Jun. 30, 2025
Non-current assets or disposal groups classified as held for sale or as held for distribution to owners [abstract]
Assets and liabilities included in disposal group classified as held for sale	Assets and liabilities included in disposal group classified as held for sale
Barclays has decided not to bid to become the sole issuer for a co-branded card portfolio in USCB, leading to its transfer in H1 2026. This portfolio held within USCB is expected to be sold at a premium.
The perimeter of the disposal group has been accounted for in line with the requirements of IFRS5 as at 30 June 2025. A detailed analysis of the disposal group is presented below. The 2025 disposal group includes the US Cards portfolio within USCB. The 2024 disposal group includes the US Cards portfolio within USCB and the German Consumer Finance Business within Head Office that Barclays announced has been sold during the period.

	As at 30.06.25	As at 31.12.24
Assets included in disposal groups classified as held for sale	£m	£m
Loans and advances to customers	5,464	9,544
Intangible assets	10	25
Property, plant and equipment	—	24
Other assets	111	261
Total assets classified as held for sale	5,585	9,854

Liabilities included in disposal groups classified as held for sale
Deposits from customers	—	3,647
Other liabilities	—	77
Provisions	—	2
Total liabilities classified as held for sale	—	3,726

Net assets classified as held for sale	5,585	6,128